United Fire Group, Inc.

Investor Presentation

June 2013

Table of Contents

Company Overview	Slide 3
P&C Companies	Slide 4
Life Company	Slide 4
2012 Highlights	Slide 5
2013 Objectives	Slide 6
Rate Improvement	Slide 7
Organic Growth	Slide 8
Premium Growth	Slide 9
Loss Analysis	Slide 10
Life Company	Slide 11
Investment Yield	Slide 12
Portfolio Management	
Investment Philosophy	Slide 13
Portfolio Credit Quality	Slide 13
Equity Portfolio	Slide 14
Total Portfolio	Slide 14
Stock Price Improvement	Slide 15
Capital Management	Slide 16
Economy/Market Conditions	Slide 17
Key Considerations	Slide 18
Competitive Advantages	Slide 19
Creating Shareholder Value	Slide 20
1Q13 Highlights	Slide 21

Company Overview

United Fire Group, Inc. (NASDAQ: UFCS)

- Super -regional provider of a complete line of insurance products
- Founded in 1946; and based in Cedar Rapids, Iowa
- Six regional offices
- $758 million in shareholders' equity at 3/31/2013
- Approximately 900 employees

Company Overview

P& C Companies

- Rated "A" (Excellent) by A.M. Best
- 90% commercial lines / 10% personal lines
- Licensed in 43 states and the District of Columbia, active in 33
- Represented by approximately 1,200 independent agencies
- At 12/31/2012, $655 million in net written premiums

United Life Insurance Co.

- Rated "A-" (Excellent) by A.M. Best
- 60% annuities / 40% traditional life insurance products
- Licensed in 36 states, active in 29
- Represented by approximately 900 independent agencies
- At 12/31/2012, $4 billion of life insurance in force

2012 Highlights

- GAAP combined ratio improved to 101% from 112%
- P&C statutory capital increased from $566 million to $586 million
- Book value grew 6% to $28.90
- GAAP expense ratio improved 4.2% to 31.5%
- Pure loss ratio improved in both commercial lines and personal lines
- Policy retention remained high at 82%
- Retired remaining debt
- Mercer integration substantially completed

2013 Objectives

- Continued rate improvement in commercial and personal lines
- Continued expansion/improvement of our BOP product
- Carefully and purposefully increase our workers' compensation business
- Market to larger accounts (over $100,000)
- Appoint new agents in cities where we are under-represented
- Capital management – profitable organic growth
- Reduce volatility in our results
- Increase property business

Rate Improvement



Rate Change Comparison
8.00%
4.00%
0.00%
-4.00%
-8.00%
-12.00%
-16.00%
1Q06
3Q06
1Q07
3Q07
1Q08
3Q08
1Q09
3Q09
1Q10
3Q10
1Q11
3Q11
1Q12
3Q12
1Q13
UFG
MarketScout
CIAB
CLIPS

Sources: marketscout.com; ciab.com; towerswatson.com

Organic Growth

Growth Components

	2012		1Q13
Rate Increases……………	6.0%	……..	5.9%
New Business……………	3.5%	……..	1.1%
Exposure Increases……...	3.0%	……..	0.6%
Overall organic growth…	12.5%	……..	7.6%

Premium Growth



Net Written Premiums
($ in 1,000's)
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Loss Analysis

Catastrophe Loss Contribution



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
3.0%
18.6%
13.8%
4.7%
15.1%
10.3%
9.6%
2.8%
49.0%
65.9%
70.1%
64.2%
61.3%
59.5%
49.9%
53.8%
2007
2008
2009
2010
2011
2012
1Q12
1Q13
Non-cat Losses
Cat Losses

Average CAT losses (2007-2012) -- $46 million; Average CAT losses (2001-2006) -- $20 million if Katrina losses normalized

Life Company

Initiatives for 2013

- Geographic expansion – eight new states
- Life / Fixed Annuity mix – goal is 50/50 in order to reduce exposure to interest sensitive products
- Qualified care rider a huge success so continue
- Lapse ratio under 5%
- Automation commitment (ease of doing business)

Investment Yield



5.5%
4.9%
4.6%
4.5%
4.0%
3.7%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2007
2008
2009
2010
2011
2012

Portfolio Management

Conservative Investment Philosophy

Manage our own portfolios

- We maintain a fixed-to-equity ratio of 90/10

How we are addressing the low interest rate environment

- We continue to purchase quality investments rated investment grade or better
- We more closely match duration of our investment portfolio to liabilities

Portfolio yield of 4.1% and duration of 4.3 years at March 31, 2013

International corporate bond holdings account for approximately 6% of the fixed asset portfolio

Highly Rated Fixed Income Portfolio

	(in millions) $	%
AAA	572	20%
AA	598	21%
A	647	23%
Baa/BBB	947	34%
Other/Not Rated	59	2%
Total	2,823	100%

NOTE: Baa/BBB comprised of mostly corporate bonds of well-known brands with little likelihood of default.

Portfolio Management



Non-Red Preferred 1.0%
Public Utilities 8.3%
Energy 6.5%
Industrials 18.0%
Consumer Goods 11.2%
Health Care 10.7%
Technol. 6.3%
Financial Services 38.1%

Equity Portfolio



Equities 6.5%
Private Placements 3%
Agency Securities 12%
Corporate Bonds 52%
Municipal Bonds 25%
U.S. Treasury Bonds 1%

Total Portfolio

Stock Price Improvement



$35
$30
$25
$20
$15
$10
$5
$0
12/3/2012
1/3/2013
2/3/2013
3/3/2013
4/3/2013
5/3/2013

52-week high $29.59; low $18.49; current $28.00; book value $30.01

Capital Management

- Dividend – currently $0.18 per quarter
- Share repurchases
- Share repurchase authorization until August 2014
- Debt – none

- We believe the best use of our capital is to write new, adequately priced business, which will be a focus in 2013.

Economy/Market Conditions

- Positive rate environment for six quarters
- Rate increases are expected through 2013
- Positive audit premium for the first time since 2008
- Our insureds are adding exposures again at renewal
- Policy count growth opportunities

Key Investment Considerations

- Expanded geographic presence through acquisition
- Growth opportunities
  - Capitalizing on recent acquisitions
  - Organic growth in existing markets
- Decentralized underwriting and marketing
- Opportunities for efficiencies
- Reserving
  - Historically reported favorable loss reserve development
- Exposure management
- Conservative investment philosophy
- Strong balance sheet with proactive capital management
  - Paid a quarterly dividend since 1968
  - Dividend yield at 3/31/2013 of 2.4%
  - 20% increase in the dividend on May 15, 2013
- Experienced senior management

Competitive Advantages

- Local market knowledge
- Strong agency relationships
- Disciplined underwriting
- Service center
- Exceptional customer service
- Superior loss control services
- Fair and ethical claims handling
- Efficient and effective technology

Creating Shareholder Value

- Competitive and growing dividend of $0.18 per share
- Active capital management strategy
- Share repurchase program
- Consistent book value growth
- Stock price appreciation

1Q13 Highlights

	2013	2012
EPS - Operating	$0.84	$0.68
Combined Ratio - GAAP	90%	94%
ROE	12.04%	10.84%
Catastrophe Losses	$5 million	$14 million
Impact to Combined Ratio	3 points	10 points
Impact to earnings per share	($0.12)	($0.36)
Prior year favorable reserve development	$24 million	NA
Impact to combined ratio	(15) points	NA
Impact to earnings per share	$0.61	NA

Appendix

Senior Management	Slide 23
Financial Summary	Slide 24
P&C Financial Highlights	Slide 25
Definitions/Reconciliations	Slide 26
Super Storm Sandy Data	Slide 27
Historical Fin. Performance	Slide 28
Historical Und. Performance	Slide 29
Historical Reserving	Slide 30
Exposure Management	
Managing Cat Exposure	Slide 31
Modeled v. Actual Losses	Slide 32
2013 Reinsurance Programs	Slide 33
Expertise (Businesses)	Slide 34
Agency Philosophy	Slide 35
Loss cost Analysis	Slide 36
Reserving Philosophies	Slide 36
Claims Philosophies	Slide 36
Capital Mgmt. Philosophies	Slide 37
Opportunities for Efficiency	Slide 38
2013 ERM	Slide 39
2012 Product Niches	Slide 40
Top Eight States	Slide 41
Notes	Slide 42
Family of Companies	Slide 43
Forward-Looking Statements	Back Pg.

Senior Management



RANDY A. RAMLO
President/CEO
Years at UFG: 29
Years in Industry: 29



MICHAEL T. WILKINS
Executive Vice President
Years at UFG: 28
Years in Industry: 28



DIANNE M. LYONS
Vice President/CFO
Years at UFG: 30
Years in Industry: 30



DAVID E. CONNER
Vice President/CCO
Years at UFG: 15
Years in Industry: 32



BARRIE W. ERNST
Vice President/CIO
Years at UFG: 11
Years in Industry: 33



NEAL R. SCHARMER
Vice President/Gen. Counsel
Years at UFG: 18
Years in Industry: 23

Average Years at UFG: 22
Average Years in Industry: 29

Financial Summary

(GAAP, $ in thousands except per share values)	1Q13	2012	2011	2010	2009
Selected Income Statement Items					
Net Premiums Earned	$ 176,817	$ 694,994	$ 586,783	$ 469,473	$ 478,498
Net Income / (Loss)	22,393	40,212	11	47,513	(10,441)
Realized Gains / (Loss), net of tax	1,241	3,544	4,186	5,518	(8,566)
Operating Earnings / (Loss), net of tax	21,152	36,668	(4,175)	41,995	(1,875)
Selected Balance Sheet Items					
Cash and Investments	$3,165,307	$3,151,829	$3,052,535	$2,662,955	$2,542,693
Total Assets	3,724,690	3,694,653	3,618,924	3,007,439	2,902,544
Shareholders' Equity	758,142	729,177	696,141	716,424	672,735
Capital & Surplus (SAP) - P&C Only	610,638	585,986	565,843	594,308	556,265
Per Share Analysis					
Operating Income / (Loss) per Diluted Share	0.84	1.44	(0.16)	1.60	(0.07)
Net Income / (Loss) per Diluted Share	0.88	1.58	-	1.80	(0.39)
Dividends per Share	0.15	0.60	0.60	0.60	0.60
Book Value per Share	30.01	28.90	27.29	27.35	25.35
Profitability Analysis	%	%	%	%	%
Loss and Loss Settlement Expense Ratio	56.6	69.7	76.4	68.9	83.9
Expense Ratio	33.7	31.5	35.7	31.0	31.3
Combined Ratio	90.3	101.2	112.1	99.9	115.2
Combined Ratio (ex CATs & Hurr. Katrina Litigation)	87.5	90.9	97.0	95.2	101.4
ROAE	12.0	5.6	-	6.8	(1.6)
Operating ROAE	11.4	5.1	(0.6)	6.0	(0.3)

P&C Operating Segment Financial Highlights

(GAAP, $ in thousands except per share values)	1Q13	2012	2011	2010	2009
Commercial					
Net Premiums Written	$ 160,476	$ 576,076	$ 481,520	$ 363,806	$ 380,727
Net Premiums Earned	145,173	551,846	464,942	370,479	394,000
Loss and Loss Settlement Expenses	82,742	367,208	331,320	271,184	338,094
Loss and Loss Settlement Expense Ratio	57.0%	66.5%	71.3%	73.2%	85.8%
Personal					
Net Premiums Written	$ 14,761	$ 64,846	$ 57,133	$ 40,807	$ 38,208
Net Premiums Earned	15,835	63,092	55,568	39,731	35,735
Loss and Loss Settlement Expenses	9,630	54,268	51,725	25,576	23,641
Loss and Loss Settlement Expense Ratio	60.8%	86.0%	93.1%	64.4%	66.2%
Assumed					
Net Premiums Written	$ 1,882	$ 14,409	$ 13,270	$ 10,295	$ 5,892
Net Premiums Earned	1,693	14,473	13,261	10,163	5,942
Loss and Loss Settlement Expenses	(279)	17,661	24,786	(7,323)	3,986
Loss and Loss Settlement Expense Ratio	(16.5%)	122.0%	186.9%	(72.1%)	67.1%
Total					
Net Premiums Written	$ 177,119	$ 655,331	$ 551,923	$ 414,908	$ 424,827
Net Premiums Earned	162,701	629,411	533,771	420,373	435,677
Loss and Loss Settlement Expenses	92,093	439,137	407,831	289,437	365,721
Loss and Loss Settlement Expense Ratio	56.6%	69.8%	76.4%	68.9%	83.9%
Segment Net Income / (Loss)	$ 20,730	$ 33,512	$ (7,639)	$ 34,726	$ (17,677)

Definitions and Reconciliations of Data Not Prepared in Accordance With U.S. GAAP

(GAAP, $ in thousands)	1Q13	2012	2011	2010	2009	2008	2007
Net Income / (Loss)	$ 22,393	$ 40,212	$ 11	$ 47,513	$ (10,441)	$ (13,064)	$ 111,392
Realized Investment Gains / (Losses), after tax	$ 1,241	$ 3,544	$ 4,186	$ 5,518	$ (8,566)	$ (6,749)	$ 6,286
Net Operating Income / (Loss)	$ 21,152	$ 36,668	$ (4,175)	$ 41,995	$ (1,875)	$ (6,315)	$ 105,107
Earnings / (Losses) Per Share, diluted	$ 0.88	$ 1.58	$ -	$ 1.80	$ (0.39)	$ (0.48)	$ 4.03
Operating earnings / (Loss) Per Share, diluted	$ 0.84	$ 1.44	$ (0.16)	$ 1.60	$ (0.07)	$ (0.23)	$ 3.80
Return on Equity	12.0%	5.6%	0.0%	6.8%	(1.6%)	(1.9%)	15.6%

Operating income is a commonly used Non-GAAP financial measure of net income excluding realized capital gains and losses and related federal income taxes. Because our calculation may differ from similar measures used by other companies, investors should be careful when comparing our measure of operating income to that of other companies. Management evaluates this measurement and ratios derived from this measurement because we believe it better represents the normal, ongoing performance of our businesses.



Super Storm Sandy

On October 29, 2012: Super Storm Sandy hit Atlantic City, NJ with a vengeance killing 125 people. Estimated economic damage was $50 billion; estimated industry insured losses were $25 billion. UFCS incurred losses of approximately $25 million. By the time Congress authorized funds for disaster relief, UFCS had settled and closed 75% of its claims – a testament to the superior customer service we offer. Sandy losses were $0.64 per share and added four percentage points to the combined ratio in 2012.

Historical Financial Performance

Book Value Per Share



ROE averaged 8.8%
Between 2000 and 2012
$30.01
6.5% CAGR
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
3/31/13

Historical Underwriting Performance

GAAP Combined Ratio


130.0%
120.0%
110.0%
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
2007
2008
2009
2010
2011
2012*
UFCS
Peer Group*

Catastrophe Loss Contribution


90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
3.0%
18.6%
13.8%
4.7%
15.1%
10.3%
49.0%
65.9%
70.1%
64.2%
61.3%
59.5%
2007
2008
2009
2010
2011
2012
Non-cat Losses
Cat Losses

Historical Reserving

(Development as a Percent of Net Premiums Earned)



20%
15%
10%
5%
0%
-5%
-10%
Median: 11.2%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

NOTE: 2008 and 2009 reflect litigation costs associated with Hurricane Katrina

Exposure Management

Managing Catastrophe Exposure

- 100-year PMLs below 2006 levels despite expanded portfolio due to Mercer Group transaction
- Managing geographic exposures to reduce coastal and other risks
- Updating policy terms and conditions
  - Policies written ex-wind
  - Policies written with wind exclusion

100-Year PMLs ($ in millions)


RMS
AIR
$300
$250
$200
$150
$100
$50
$0
Jun 2006
Dec 2006
Jun 2007
Dec 2007
Jun 2008
Dec 2008
Aug 2009
Dec 2009
Aug 2010
Dec 2011*
Jun 2012*

** Based on RMS v11 and AIR v12, includes Mercer's June 2010 portfolio*

Exposure Management

Modeled vs. Actual Losses from Historical Storms

($ in millions)	Average Modeled Gross Loss ($)	Actual Loss ($)	Actual to Average Model Miss (%)
Katrina	483.7	367.3	32
Rita	49.2	33.9	45
Gustav	60.7	14.5	319
Ike	22.7	26.0	-13
Isaac	4.1	2.4	71
Irene	17.2	6.2	177
Sandy	55.2	20.0	176

Exposure Management

2013 Reinsurance Programs

- Catastrophe program
  - $180 million excess of $20 million retention
  - 5% co-participation on losses between $20 million and $200 million
- Core program
  - $2 million retention
  - $13 million per risk property coverage
  - $38 million per occurrence casualty coverage

Expertise with "Main Street" Businesses

NWP by Product Line

Three months ended 03/31/2013 - Property/Casualty ($ in millions)	*NPW $*	*NPW %*
Fire & Allied Lines	50.6	28.6%
Automobile	41.6	23.5%
Other Liability	51.9	29.3%
Workers' Compensation	25.8	14.6%
Surety	4.4	2.5%
Miscellaneous	0.9	0.5%
Reinsurance (Assumed)	1.9	1.1%

Top 15 Classes Show Main Street Focus

DESCRIPTION *(Property and Casualty)*	Percent of Total DWP
Concrete Construction Including Flat Work	8
Carpentry - residential	7
Excavation	7
Lessors' risk	6
Carpentry - commercial	4
Land grading / earth moving	4
Automobile repair or service shops	4
Electrical work	4
Metal goods manufacturing / machine shops	4
Plumbing - commercial	3
Plumbing - residential	3
Roofing - commercial	3
Landscape gardening	3
Heating and air conditioning	2
Restaurants	2
TOTALS	64

Agency Philosophy

- We continually monitor agencies for compatibility
- Criteria: loss ratio, volume, relationship
- We seek "top three" position (as measured by direct premiums written)
- We offer competitive performance-based compensation
- We contract with more than 1,200 independent agencies
- Average agency size: $500,000
- Size of largest agency: $7.5 million
- Premium from our top 20: $101.9 million
- Premium from our top 100: $257.1 million

Reserving

Loss Cost Analysis

- We monitor inflationary trends
- We employ exposure basis rating (including payroll and sales-based rating)
- We employ automobile symbol rating to accurately rate for autos based on new and repair costs
- We monitor medical cost inflation and consider the implications for auto, liability and workers' compensation lines of business

Reserving Philosophy

- We historically reported favorable loss reserve development
- We employ conservative reserving practices
- We reserve on a case basis with some pessimism
- We reserve for IBNR and LAE using actuarial methods

Claims Handling Philosophy

- FAIR claims service
- FAST claims service
- Use of outside adjusters is infrequent, allowing us to more closely control the adjusting function
- We employ top industry fraud predictive analytics technology

Capital Management Philosophy

- Strong economic capital position
- Prudent reinsurance programs
- Outstanding debt paid off in July 2012
- History of consistently conservative reserves
- Use of capital – acquisition of Mercer Insurance Company

Share Repurchase	Avg. Price Per Share *($)*	No. Shares Repurchased	Total Price *($ in millions)*
12 Months Ended 12/31/2012	21.46	340,159	7.3
12 Months Ended 12/31/2011	17.69	702,947	12.4
12 Months Ended 12/31/2010	18.29	343,328	6.3

Opportunities for Efficiency

Technology

- We streamline how our agencies transact business with us
- We enable producers to efficiently provide their clients with a high level of service
- We enhance agency online inquiry capabilities
- We provide agencies with online reporting
- We solicit feedback from agent technology board

Acquisition

- We continue to create economies of scale as a result of the 2011 Mercer Insurance transaction

Enterprise Risk Management (ERM)

ERM management committee meets quarterly
- Specific risks addressed:
  - Catastrophe risk
  - Disaster preparedness
  - Mercer Insurance integration
  - Interest rate environment and potential fluctuations
  - Technology risk
  - Reserving risk
  - Pricing cycles

Manager review of corporate ERM document

Opportunity to identify risks on intra-company website

Board of Directors risk management committee oversees ERM effort
- Management reviews risk metrics with risk management committee

Risk appetite statement developed

ORSA

Economic capital modeling used to assess risk
- Integration of United Life into economic capital model
- Capital management policy developed

2012 Product Niches

- Religious Institutions – Churches
- Auto Service and Repair Garages
- Garbage Refuse Haulers
- Condominiums
- Small Artisan Service and Repair contractors
- Retail Small Business (Business Owners Program)
- Land Improvement Contractors (Excavation, Land Grading)
- Commercial Output Program (Manufacturing)
- Contractors E & O
- Mechanical Contractors
- Plumbing & Heating Contractors
- Metal Goods Fabricators
- Machine Shops
- Restaurants
- Golf Courses
- Winery Program
- Aggregate Truckers (Sand and Gravel Haulers)
- Peripheral Oil Field Contractors
- Inland Marine
- Micro Brewers
- Water Well Drillers
- Agriculture Service Contractors
- Program Business
- Commercial Roofers
- Hardware Stores

Top Eight States

Twelve months ended 12/31/12 - Property/Casualty ($ in millions)	*NPW $*	*DPW %*
Texas	88.0	12.9%
Iowa	83.9	12.3%
California	79.5	11.6%
New Jersey	47.9	7.0%
Missouri	44.7	6.6%
Lousiana	38.5	5.6%
Illinois	35.2	5.2%
Colorado	31.8	4.7%
All Other States	232.8	34.1%

Notes

United Fire Group, Inc.

United Fire & Casualty Company
United Life Insurance Company
Addison Insurance Company
Financial Pacific Insurance Company
Franklin Insurance Company
Lafayette Insurance Company
Mercer Insurance Company
Mercer Insurance Company of New Jersey, Inc.
Texas General Indemnity Company
United Fire & Indemnity Company
United Fire Lloyds

Forward-Looking Statements

This presentation may contain forward-looking statements about our operations, anticipated performance and other similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. The forward-looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and/or projected. Such forward-looking statements are based on current expectations, estimates, forecasts and projections about our company, the industry in which we operate, and beliefs and assumptions made by management. Words such as "expect(s)," "anticipate(s)," "intend(s)," "plan(s)," "believe(s)," "continue(s)," "seek(s)," "estimate(s)," "goal(s)," "target(s)," "forecast(s)," "project(s)," "predict(s)," "should," "could," "may," "will continue," "might," "hope," "can" and other words and terms of similar meaning or expression in connection with a discussion of future operating, financial performance or financial condition, are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements. Information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in Part I Item 1A "Risk Factors" of our annual report on Form 10-K for the year ended December 31, 2012, filed with the SEC on March 4, 2013 and our quarterly report on Form 10-Q for the quarter ended March 31, 2013, filed with the SEC on May 8, 2013. The risks identified on Form 10-K are representative of the risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from what is expressed in forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release or as of the date they are made. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Reconciliations of non-GAAP measures are on Page 32 of this presentation and also available in our quarterly news releases, which are available on the Investors Relations page of our website www.UnitedFireGroup.com.